     CERTIFICATE NUMBER                                 SHARES



                     SERIES D REDEEMABLE PREFERRED STOCK
                               UAL CORPORATION
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                 The certificate is transferable in New York

CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES D REDEEMABLE PREFERRED STOCK OF UAL CORPORATION

(hereinafter and on the reverse hereof called the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile signatures of its duly authorized officers

COUNTERSIGNED AND REGISTERED
   FIRST CHICAGO TRUST COMPANY OF NEW YORK
BY    TRANSFER AGENT                Attest               By
      AND REGISTRAR
                                    Vice President and   Chairman and
                                    Secretary            Chief Executive Officer
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                               UAL CORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  -- as tenants in common     UNIF GIFT MIN ACT       Custodian
                                                           ---------------------
                                                            (Cost      (Minor)
                                                   under Uniform Gifts to Minors
   TEN ENT  -- as tenants by the entireties

   JT TEN   -- as joint tenants with right of
               survivorship and not as
               tenants in common                         Act
                                                            --------------------
                                                                   (State)

   Additional abbreviations may also be used though not in the above list.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS,PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR ASSIGNEE



//         //
____________________________________________________________.  Shares of the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ____________________

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.